EXHIBIT 10.6 - CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the use in the proxy statement of Industrial Holdings, Inc. of our report dated February 24, 2000, on the financial statements of OF Acquisition, L.P.



KUHL & SCHULTZ, P.C.

Jackson, Michigan


July 13, 2000

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